UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

____________________

FORM 8-K
CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (date of earliest event reported):

November 17, 2003

Nissan Auto Leasing LLC II
(Originator of the Note Issuer and Transferor of the SUBI Certificate to the Note Issuer)
(Exact name of registrant as specified in its charter)

Nissan-Infiniti LT
(Issuer with respect to the SUBI Certificate)
(Exact name of registrant as specified in its charter)

NILT Trust
(Transferor of the SUBI Certificate to Nissan Auto Leasing LLC II)
(Exact name of registrant as specified in its charter)

Nissan Auto Lease Trust 2003-A
(Issuer with respect to the Notes)
(Exact name of registrant as specified in its charter)

Delaware	333-106763 333-106763-01 333-106763-02 333-106763-03	95-4885574 33-6226449 52-6935346 51-6538955
(State or other Jurisdiction of incorporation)	(Commission Registration Number)	(I.R.S. Employer Identification Number)

990 WEST 190TH STREET
TORRANCE, CALIFORNIA 90502

___________________________________

(Address of principal executive office)

Registrant's telephone number, including area code: (310) 719-8509

Item 5. Other Events.

Pursuant to Section 8.09(b) of the 2003-A Servicing Supplement, dated as of October 29, 2003 (the "Agreement"), by and among Nissan-Infiniti LT, as titling trust, NILT Trust, as UTI beneficiary, and Nissan Motor Acceptance Corporation, as servicer (the "Servicer"), the Servicer has delivered to the Trustee (as defined in the Agreement), a Settlement Statement (as defined in the Agreement). The Settlement Statement is attached hereto as Exhibit 20.1.

Item 7(c).	Financial Statements, Pro Forma Financial Information and Exhibits.
(a) Not applicable.
(b) Not applicable.
(c) Exhibits
The exhibit number corresponds with Item 601(a) of Regulation S-K.
Exhibit No.	Description
20.1	Settlement Statement for the month ended October 31, 2003

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on behalf of the undersigned thereunto duly authorized.

NISSAN AUTO LEASING LLC II

By:	___/s/___Jennifer A. Kuritz________________
Jennifer A. Kuritz Assistant Treasurer
NISSAN AUTO LEASE TRUST 2003-A
By:	Nissan Auto Leasing LLC ii, solely as originator of Nissan Auto Lease Trust 2003-A
	By:	___/s/___Jennifer A. Kuritz______________
Jennifer A. Kuritz Assistant Treasurer
NILT TRUST
By:	Nissan Motor Acceptance Corporation, solely as grantor and beneficiary

	By:	___/s/___Jin W. Kim______________
Jin W. Kim Assistant Secretary
NISSAN-INFINITI LT
By:	Nissan Motor Acceptance Corporation, solely as originator of Nissan-Infiniti LT

	By:	___/s/___Jin W. Kim______________
Jin W. Kim Assistant Secretary

November 26, 2003

EXHIBIT INDEX

Exhibit No.	Description	Sequentially Numbered Page
20.1	Settlement Statement for the month ended October 31, 2003	5

Exhibit 20.1

NISSAN AUTO LEASE TRUST 2003-A

Settlement Statement

for the month ended October 31, 2003

NALT 2003-A
Collection Period Start		01-Oct-03	Distribution Date	17-Nov-03
Collection Period End		31-Oct-03	30/360 Days	30
Beg. of Interest Period		29-Oct-03	Actual/360 Days	19
End of Interest Period		17-Nov-03	30/360	16

SUMMARY

	Coupon Rate	Initial Balance	Beginning Balance	Ending Balance	Pool Factor
Total Portfolio		1,425,005,313.53	1,425,005,313.53	1,372,151,871.41	0.9629100
Total Securities		1,425,005,313.53	1,425,005,313.53	1,372,151,871.41	0.9629100
Class A-1 Notes	1.165630%	240,300,000.00	240,300,000.00	187,446,557.88	0.7800523
Class A-2 Notes	1.690000%	277,000,000.00	277,000,000.00	277,000,000.00	1.0000000
Class A-3a Notes	1.260000%	379,950,000.00	379,950,000.00	379,950,000.00	1.0000000
Class A-3b Notes	2.570000%	342,450,000.00	342,450,000.00	342,450,000.00	1.0000000
Certificates	0.000000%	185,305,313.53	185,305,313.53	185,305,313.53	1.0000000

	Principal Payment Due	Interest Payment	Principal per $1000 Face Amount	Interest per $1000 Face Amount
Class A-1 Notes	52,853,442.12	147,831.02	N/A	N/A
Class A-2 Notes	0.00	208,057.78	0.0000000	0.7511111
Class A-3a Notes	0.00	252,666.75	0.0000000	0.6650000
Class A-3b Notes	0.00	391,154.00	0.0000000	1.1422222
Certificates	0.00	0.00	0.0000000	0.0000000
Total Securities	52,853,442.12	999,709.55

I. COLLECTIONS

Lease Payments: ( Lease SUBI)
Monthly Principal							37,230,026.23
Monthly Interest							12,444,869.36
Total Monthly Payments							49,674,895.59

Interest Rate Cap Payments							0.00

Advances:
Aggregate Monthly Payment Advances							2,174,942.63
Aggregate Sales Proceeds Advance							1,067,936.48
Total Advances							3,242,879.11

Vehicle Disposition Proceeds:
Reallocation Payments							1,695,744.80
Repurchase Payments							1,200,038.96
Net Auction Proceeds							0.00
Recoveries							0.00
Net Liquidation Proceeds							10,814,502.83
Excess Wear and Tear and Excess Mileage							4,603.42
Remaining Payoffs							0.00
Net Insurance Proceeds							1,596,004.87
Residual Value Surplus							88,574.60
Total Collections							68,317,244.18

II. COLLATERAL POOL BALANCE DATA
			Number	Book Amount	Discount Rate	Securitization Value
Pool Balance - Beginning of Period			65,060	1,462,136,599.34	6.25000%	1,425,005,313.53
Total Depreciation Received			-	(37,150,192.76)		(37,014,256.58)
Principal Amount of Gross Losses			(61)	(1,340,962.85)		(1,334,184.57)
Repurchase / Reallocation			(50)	(1,205,016.68)		(1,200,038.96)
Early Terminations			(23)	(458,387.32)		(430,681.85)
Scheduled Terminations			(579)	(12,840,145.79)		(12,874,280.16)
Pool Balance - End of Period			64,347	1,409,141,893.94	6.25000%	1,372,151,871.41

III. DISTRIBUTIONS

Total Collections							68,317,244.18
Reserve Amounts Available for Distribution							28,500,106.27
Total Available for Distribution							96,817,350.45

1. Amounts due Indenture Trustee as Compensation or Indemnity							0.00
2. Reimbursement of Payment Advance							0.00
3. Reimbursement of Sales Proceeds Advance							0.00
4. Servicing Fee:
Servicing Fee Due							1,187,504.43
Servicing Fee Paid							1,187,504.43
Servicing Fee Shortfall							0.00
Total Trustee, Advances and Servicing Fee Paid							1,187,504.43

5. Interest:
Class A-1 Notes Monthly Interest
Class A-1 Notes Interest Carryover Shortfall							0.00
Class A-1 Notes Interest on Interest Carryover Shortfall							0.00
Class A-1 Notes Monthly Available Interest Distribution Amount							147,831.02

Class A-1 Notes Monthly Interest Paid							147,831.02
Chg in Class A-1 Notes Int. Carryover Shortfall							0.00

Class A-2 Notes Monthly Interest
Class A-2 Notes Interest Carryover Shortfall							0.00
Class A-2 Notes Interest on Interest Carryover Shortfall							0.00
Class A-2 Notes Monthly Available Interest Distribution Amount							208,057.78

Class A-2 Notes Monthly Interest Paid							208,057.78
Chg in Class A-2 Notes Int. Carryover Shortfall							0.00

Class A-3 Notes Monthly Interest							0.00
Class A-3a Notes Interest Carryover Shortfall							0.00
Class A-3a Notes Interest on Interest Carryover Shortfall							0.00
Class A-3a Notes Monthly Available Interest Distribution Amount							252,666.75

Class A-3a Notes Monthly Interest Paid							252,666.75
Chg in Class A-3a Notes Int. Carryover Shortfall							0.00
0.00
Class A-4 Monthly Interest
Class A-3b Notes Interest Carryover Shortfall							0.00
Class A-3b Notes Interest on Interest Carryover Shortfall							0.00
Class A-3b Notes Monthly Available Interest Distribution Amount							391,154.00

Class A-3b Notes Monthly Interest Paid							391,154.00
Chg in Class A-4 Notes Int. Carryover Shortfall							0.00
0.00
Certificate Monthly Interest
Certificate Interest Carryover Shortfall							0.00
Certificate Interest on Interest Carryover Shortfall							0.00
Certificate Monthly Available Interest Distribution Amount							0.00

Certificate Monthly Interest Paid							0.00
Chg in Certificate Int. Carryover Shortfall							0.00
0.00
Total Note and Certificate Monthly Interest
Total Note and Certificate Monthly Interest Due							999,709.55
Total Note and Certificate Monthly Interest Paid							999,709.55
Total Note and Certificate Interest Carryover Shortfall							0.00
Chg in Total Note and Certificate Int. Carryover Shortfall							0.00

Total Available for Principal Distribution							66,130,030.20

6. Total Monthly Principal Paid on the Notes
Total Monthly Principal Paid on the Class A Notes							52,853,442.12

Total Class A Noteholders' Principal Carryover Shortfall							0.00
Total Class A Noteholders' Principal Distributable Amount							52,853,442.12
Chg in Total Class A Noteholders' Principal Carryover Shortfall							0.00
0.00
7. Total Monthly Principal Paid on the Certificates							0.00

Total Certificateholders' Principal Carryover Shortfall							0.00
Total Certificateholders' Principal Distributable Amount							0.00
Chg in Total Certificateholders' Principal Carryover Shortfall							0.00
0.00
Remaining Available Collections							13,276,588.08

IV. RESERVE ACCOUNT

Initial Reserve Account Amount							28,500,106.27
Required Reserve Account Amount							49,875,185.97
Beginning Reserve Account Balance							28,500,106.27
Reinvestment Income for the Period							1,660.28
Reserve Fund Available for Distribution							28,501,766.55
Reserve Fund Draw Amount							0.00
Deposit of Remaining Available Collections							13,276,588.08
Gross Reserve Account Balance							41,778,354.63
Remaining Available Collections Released to Seller							0.00
Ending Reserve Account Balance							41,778,354.63

V. POOL STATISTICS

Weighted Average Remaining Maturity							30.09
Monthly Prepayment Speed							0.750%
						$	units
Recoveries of Defaulted and Casualty Receivables						1,991,940.90
Securitization Value of Defaulted Receivables and Casualty Receivables						(1,334,184.57)	(61)
Aggregate Defaulted and Casualty Gain (Loss)						657,756.33
Pool Balance at Beginning of Collection Period						1,425,005,313.53
Net Loss Ratio						0.0462%
0.00
Cumulative Net Losses for all Periods						-0.0462%	(657,756.33)

Delinquent Receivables:						Amount	Number
31-60 Days Delinquent						9,196,183.99	410
61-90 Days Delinquent						1,738,731.22	72
91-120+ Days Delinquent						0.00	0
Total Delinquent Receivables:						10,934,915.21	482
60+ Days Delinquencies as Percentage of Receivables						0.12%

Aggregate Sales Performance of Auctioned Vehicles						$	units
Sales Proceeds						1,165,363.80	74
Securitization Value						1,464,192.61	74
Aggregate Residual Gain (Loss)						(298,828.81)

Cumulative Sales Performance of Auctioned Vehicles						$	units
Cumulative Sales Proceeds						1,165,363.80	74
Cumulative Securitization Value						1,464,192.61	74
Cumulative Residual Gain (Loss)						(298,828.81)

VI. Reconciliation of Advances

Beginning Balance of Residual Advance							0.00
Balance Adjustment from Prior Period							0.00
Reimbursement of Outstanding Advance							0.00
Additional Advances for current period							1,067,936.48
Ending Balance of Residual Advance							1,067,936.48

Beginning Balance of Payment Advance							0.00
Balance Adjustment from Prior Period							0.00
Reimbursement of Outstanding Payment Advance							0.00
Additional Payment Advances for current period							2,174,942.63
Ending Balance of Payment Advance							2,174,942.63